                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT

                                      Settlement Date                  2/28/2002
                                      Determination Date               3/12/2002
                                      Distribution Date                3/15/2002

I.      All Payments on the Contracts                                                                                 7,574,949.64
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                             107,976.15
III.    Repurchased Contracts                                                                                                 0.00
IV.     Investment Earnings on Collection Account                                                                         1,274.54
V.      Servicer Monthly Advances                                                                                       180,112.91
VI.     Distribution from the Reserve Account                                                                                 0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                              79,202.00
VIII.   Transfers to the Pay-Ahead Account                                                                              (84,702.80)

IX.     Less:  Investment Earnings distributions                                                                         (1,274.54)
          (a)  To Sellers with respect to the Collection Account                                                              0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                         $7,857,537.90
                                                                                                                ===================


DISTRIBUTION AMOUNTS                                                Cost per $1000
-------------------------------------------                         --------------
1.   (a)  Class A-1 Note Interest Distribution                                                     0.00
     (b)  Class A-1 Note Principal Distribution                                                    0.00
          Aggregate Class A-1 Note Distribution                       0.00000000                                            0.00

2.   (a)  Class A-2 Note Interest Distribution                                                     0.00
     (b)  Class A-2 Note Principal Distribution                                                    0.00
          Aggregate Class A-2 Note Distribution                       0.00000000                                            0.00

3.   (a)  Class A-3 Note Interest Distribution                                                     0.00
     (b)  Class A-3 Note Principal Distribution                                                    0.00
          Aggregate Class A-3 Note Distribution                       0.00000000                                            0.00

4.   (a)  Class A-4 Note Interest Distribution                                                     0.00
     (b)  Class A-4 Note Principal Distribution                                                    0.00
          Aggregate Class A-4 Note Distribution                       0.00000000                                            0.00

5.   (a)  Class A-5 Note Interest Distribution                                                     0.00
     (b)  Class A-5 Note Principal Distribution                                                    0.00
          Aggregate Class A-5 Note Distribution                       0.00000000                                            0.00

6.   (a)  Class A-6 Note Interest Distribution                                                     0.00
     (b)  Class A-6 Note Principal Distribution                                                    0.00
          Aggregate Class A-6 Note Distribution                       0.00000000                                            0.00

7.   (a)  Class A-7 Note Interest Distribution                                                     0.00
     (b)  Class A-7 Note Principal Distribution                                                    0.00
          Aggregate Class A-7 Note Distribution                       0.00000000                                            0.00

8.   (a)  Class A-8 Note Interest Distribution                                               205,671.66
     (b)  Class A-8 Note Principal Distribution                                            6,296,737.77
          Aggregate Class A-8 Note Distribution                      76.49893446                                    6,502,409.43

9.   (a)  Class A-9 Note Interest Distribution                                               321,266.67
     (b)  Class A-9 Note Principal Distribution                                                    0.00
          Aggregate Class A-9 Note Distribution                       5.26666667                                      321,266.67

10.  (a)  Class A-10 Note Interest Distribution                                              345,041.67
     (b)  Class A-10 Note Principal Distribution                                                   0.00
          Aggregate Class A-10 Note Distribution                      5.30833333                                      345,041.67

11.  (a)  Class B Certificate Interest Distribution                                          244,679.31
     (b)  Class B Certificate Principal Distribution                                               0.00
          Aggregate Class B Certificate Distribution                  5.45000000                                      244,679.31

12.  Servicer Payment
     (a)  Servicing Fee                                                                       87,712.92
     (b)  Reimbursement of prior Monthly Advances                                            118,168.99
            Total Servicer Payment                                                                                    205,881.91

13.  Deposits to the Reserve Account                                                                                  238,258.92

Total Distribution Amount                                                                                          $7,857,537.90
                                                                                                             ===================

Reserve Account distributions:
-------------------------------------------
      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                                  30,568.62
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                                      207,690.30
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                                              1,546.95
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                                  10,510.36
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                 $250,316.23
                                                                                                            ====================

                 INTEREST
-------------------------------------------
1.   Current Interest Requirement
        (a) Class A-1 Notes    @           5.598%                                                    0.00
        (b) Class A-2 Notes    @           5.852%                                                    0.00
        (c) Class A-3 Notes    @           5.919%                                                    0.00
        (d) Class A-4 Notes    @           6.020%                                                    0.00
        (e) Class A-5 Notes    @           6.050%                                                    0.00
        (f) Class A-6 Notes    @           6.130%                                                    0.00
        (g) Class A-7 Notes    @           6.140%                                                    0.00
        (h) Class A-8 Notes    @           6.230%                                              205,671.66
        (i) Class A-9 Notes    @           6.320%                                              321,266.67
        (j) Class A-10 Notes   @           6.370%                                              345,041.67
                     Aggregate Interest on Notes                                                                        871,979.99
        (k) Class B Certificates @         6.540%                                                                       244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                          0.00
        (b) Class A-2 Notes                                                                          0.00
        (c) Class A-3 Notes                                                                          0.00
        (d) Class A-4 Notes                                                                          0.00
        (e) Class A-5 Notes                                                                          0.00
        (f) Class A-6 Notes                                                                          0.00
        (g) Class A-7 Notes                                                                          0.00
        (h) Class A-8 Notes                                                                          0.00
        (i) Class A-9 Notes                                                                          0.00
        (j) Class A-10 Notes                                                                         0.00
        (k) Class B Certificates                                                                     0.00

3.   Total Distribution of Interest                               Cost per $1000
                                                               ----------------------
        (a) Class A-1 Notes                                         0.00000000                       0.00
        (b) Class A-2 Notes                                         0.00000000                       0.00
        (c) Class A-3 Notes                                         0.00000000                       0.00
        (d) Class A-4 Notes                                         0.00000000                       0.00
        (e) Class A-5 Notes                                         0.00000000                       0.00
        (f) Class A-6 Notes                                         0.00000000                       0.00
        (g) Class A-7 Notes                                         0.00000000                       0.00
        (h) Class A-8 Notes                                         2.41966658                 205,671.66
        (i) Class A-9 Notes                                         5.26666667                 321,266.67
        (j) Class A-10 Notes                                        5.30833333                 345,041.67
                     Total Aggregate Interest on Notes                                                                  871,979.99
        (k) Class B Certificates                                    5.45000000                                          244,679.31

                PRINCIPAL
-------------------------------------------
                                                               No. of Contracts
                                                               ----------------------
1.   Amount of Stated Principal Collected                                                    2,777,024.12
2.   Amount of Principal Prepayment Collected                           191                  3,280,906.57
3.   Amount of Liquidated Contract                                      16                     238,807.08
4.   Amount of Repurchased Contract                                      0                           0.00

       Total Formula Principal Distribution Amount                                                                    6,296,737.77

5.   Principal Balance before giving effect to Principal Distribution               Pool Factor
                                                                                    -----------
        (a) Class A-1 Notes                                                          0.0000000                                0.00
        (b) Class A-2 Notes                                                          0.0000000                                0.00
        (c) Class A-3 Notes                                                          0.0000000                                0.00
        (d) Class A-4 Notes                                                          0.0000000                                0.00
        (e) Class A-5 Notes                                                          0.0000000                                0.00
        (f) Class A-6 Notes                                                          0.0000000                                0.00
        (g) Class A-7 Notes                                                          0.0000000                                0.00
        (h) Class A-8 Notes                                                          0.4660674                       39,615,728.89
        (i) Class A-9 Notes                                                          1.0000000                       61,000,000.00
        (j) Class A-10 Notes                                                         1.0000000                       65,000,000.00
        (k) Class B Certificates                                                     1.0000000                       44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                   0.00
        (b) Class A-2 Notes                                                                                                   0.00
        (c) Class A-3 Notes                                                                                                   0.00
        (d) Class A-4 Notes                                                                                                   0.00
        (e) Class A-5 Notes                                                                                                   0.00
        (f) Class A-6 Notes                                                                                                   0.00
        (g) Class A-7 Notes                                                                                                   0.00
        (h) Class A-8 Notes                                                                                                   0.00
        (i) Class A-9 Notes                                                                                                   0.00
        (j) Class A-10 Notes                                                                                                  0.00
        (k) Class B Certificates                                                                                              0.00

7.   Principal Distribution                                                  Cost per $1000
                                                                          ----------------------
        (a) Class A-1 Notes                                                    0.00000000                                     0.00
        (b) Class A-2 Notes                                                    0.00000000                                     0.00
        (c) Class A-3 Notes                                                    0.00000000                                     0.00
        (d) Class A-4 Notes                                                    0.00000000                                     0.00
        (e) Class A-5 Notes                                                    0.00000000                                     0.00
        (f) Class A-6 Notes                                                    0.00000000                                     0.00
        (g) Class A-7 Notes                                                    0.00000000                                     0.00
        (h) Class A-8 Notes                                                   74.07926788                             6,296,737.77
        (i) Class A-9 Notes                                                    0.00000000                                     0.00
        (j) Class A-10 Notes                                                   0.00000000                                     0.00
        (k) Class B Certificates                                               0.00000000                                     0.00

8.   Principal Balance after giving effect to Principal Distribution                                   Pool Factor
                                                                                                       -----------
        (a) Class A-1 Notes                                                                             0.0000000             0.00
        (b) Class A-2 Notes                                                                             0.0000000             0.00
        (c) Class A-3 Notes                                                                             0.0000000             0.00
        (d) Class A-4 Notes                                                                             0.0000000             0.00
        (e) Class A-5 Notes                                                                             0.0000000             0.00
        (f) Class A-6 Notes                                                                             0.0000000             0.00
        (g) Class A-7 Notes                                                                             0.0000000             0.00
        (h) Class A-8 Notes                                                                             0.3919881    33,318,991.12
        (i) Class A-9 Notes                                                                             1.0000000    61,000,000.00
        (j) Class A-10 Notes                                                                            1.0000000    65,000,000.00
        (k) Class B Certificates                                                                        1.0000000    44,895,285.54

                                                                                                     Aggregate
                POOL DATA                                                    No. of Contracts    Principal Balance
-------------------------------------------                                  ----------------    -----------------
1.   Pool Stated Principal Balance as of                2/28/2002                  8,408          204,214,276.66

2.   Delinquency Information                                                                                           % Delinquent
                                                                                                                        -----------
              (a) 31-59 Days                                                        88                    1,860,724.00       0.911%
              (b) 60-89 Days                                                        40                    1,159,395.11       0.568%
              (c) 90-119 Days                                                       14                      308,034.20       0.151%
              (d) 120 Days +                                                        73                    2,057,969.12       1.008%


3.   Contracts Repossessed during the Due Period                                    10                      316,998.56

4.   Current Repossession Inventory                                                 22                    1,103,367.37

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                   16                      238,807.08
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                          107,976.15
                                                                                                -----------------------
       Total Aggregate Net Losses for the preceding Collection Period                                       130,830.93

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                        4,227,923.64

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)             1,068                 16,423,961.59

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                             9.171%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                85.074



             TRIGGER ANALYSIS
-------------------------------------------

1.  (a)  Average Delinquency Percentage                                 2.077%
    (b)  Delinquency Percentage Trigger in effect ?                                            YES

2.  (a)  Average Net Loss Ratio                                         0.056%
    (b)  Net Loss Ratio Trigger in effect ?                                                    NO
    (c)  Net Loss Ratio (using ending Pool Balance)                     0.122%

3.  (a)  Servicer Replacement Percentage                                0.051%
    (b)  Servicer Replacement Trigger in effect ?                                              NO


              MISCELLANEOUS
-------------------------------------------

1.   Monthly Servicing Fees                                                                                               87,712.92

2.   Servicer Advances                                                                                                   180,112.91

3.   (a)  Opening Balance of the Reserve Account                                                                       8,973,952.86
     (b)  Deposits to the Reserve Account                                                             238,258.92
     (c)  Investment Earnings in the Reserve Account                                                   12,057.31
     (d)  Distribution from the Reserve Account                                                      (250,316.23)
     (e)  Ending Balance of the Reserve Account                                                                        8,973,952.86

4.   Specified Reserve Account Balance                                                                                 8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                       223,896.54
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                                84,702.80
     (c)  Investment Earnings in the Pay-Ahead Account                                                      0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account                              (79,202.00)
     (e)  Ending Balance in the Pay-Ahead Account                                                                        229,397.34